THE PARNASSUS INCOME TRUST
                         Semiannual Report June 30, 2002
--------------------------------------------------------------------------------

                                                                  August 5, 2002



Dear Shareholder:
     Here is your semiannual report for the first half of 2002. As you know, the Parnassus Income Trust consists of three funds: Equity Income Fund, Fixed-Income Fund and California Tax-Exempt Fund. I'm happy to report that all three funds have had excellent performance over the last six months and they have all beaten the Lipper averages of their peer groups. Read on for all the details.

     As you know, I am no longer the portfolio manager for any of the three funds, having relinquished my duties in May. However, I am still the chief investment officer of Parnassus Investments and in that role, I have oversight responsibilities.

     Fortunately, your money is in good hands since we have two excellent portfolio managers looking after your interest. Todd Ahlsten manages both the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund. He wrote those two reports. Ben Liao manages the Parnassus California Tax-Exempt Fund and he wrote that report.



                                                            Yours truly,



                                                            Jerome L. Dodson

                                                            President

Equity Income Fund

     As of June 30, 2002, the net asset value per share (NAV) of the Equity Income Fund was $21.19. After taking dividends into account, the total return for the first half of the year was a loss of 4.91%, which compares to an average loss of 6.99% for all equity income funds followed by Lipper and a 13.4% loss for the S&P 500. Although there was a loss for the year-to-date, the Fund outperformed its peer group by two percentage points and once again beat the S&P by a wide margin during the period. Our 30 day SEC yield for June was 2.60% versus 1.60% for the S&P.

     Our long-term performance continues to be outstanding. Since we changed our objective to equity income from a balanced portfolio on March 31, 1998, our total return has averaged 9.34% per year compared to the Lipper average of 0.19%. This places the Fund first out of 156 equity income funds followed by Lipper since the change of objective.* We are also pleased to report once again that the Fund has beaten the Lipper averages for the one, three and five-year periods and since inception.

     Below is a table comparing the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three and five-year periods, since inception and since the change of objective.



------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                   Parnassus Equity         Lipper Equity Income           S&P 500
for periods ended June 30, 2002                   Income Fund               Fund Average                Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                                             0.02%                     (10.33%)               (17.99%)
Three Years                                          7.05%                     (2.87%)                 (9.17%)
Five Years                                          11.51%                      4.22%                   3.66%
Since Inception 8/31/92                             12.00%                     10.21%                   11.41%
Since Change of Objective 3/31/98                    9.34%                      0.19%                  (1.19%)
------------------------------------------------------------------------------------------------------------------------------------

Past Performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or on the redemption of fund shares.

*For the one, three and five year periods ended 6/30/02 and since inception, the Parnassus Equity Income Fund placed #11 of 198 funds, #9 of 180 funds, #1 of 136 funds, and #10 of 48 funds, respectively.




INVESTMENT STRATEGY
     Since we have a lot of new investors in the Fund, I would like to review our investment strategy. As an equity income fund, our target portfolio is approximately 120 companies that are undervalued, have superior business prospects, ethical management teams and offer strong social characteristics. We take market capitalization into account, meaning larger companies will typically comprise a larger portion of the portfolio than smaller ones. However, we will overweight or underweight companies based on their valuation or business outlook.

     Normally, 80% of our net assets will pay dividends or interest and the Fund's yield is targeted to be higher than that of the S&P 500. For the 20% of the Fund's holdings that may not pay dividends or interest, we look to own companies with good financial prospects that offer higher growth potential than dividend-paying stocks.


ANALYSIS
     The Fund entered 2002 positioned for a market decline. We underweighted technology stocks and almost 46% of the portfolio was in cash. Although we felt the economy was set to rebound by mid-2002, stock prices seemed too high and a strong recovery would have been needed to justify valuations at those levels. This strategy proved to be correct as the S&P 500 fell 13.2% and we beat the index by over eight percentage points during the first half of the year. Stock prices declined as corporate profits recovered slower than anticipated. News of accounting fraud at Enron and WorldCom also depressed stocks.

     While we held a lot of cash, our invested portfolio also beat the market averages, declining about 8.5% versus the 13.4% loss for the S&P. Our decision to underweight technology stocks at about 9% of the portfolio versus approximately 17% for the S&P 500 was the biggest reason for this outperformance as the technology-rich NASDAQ fell a whopping 24.8% during the first half. In addition, stable, dividend-paying stocks held up well during the market decline. Unfortunately, we experienced losses in healthcare and telecommunications where we added positions this year. While these investments reduced our returns during the first half of 2002, they should boost the Fund's future returns.


LOSERS
     Our two largest losers were technology stocks. Redback Networks, a company that provides routers and subscriber management services to telecommunications carriers, cost the Fund 9 cents as its stock declined 54.7% from $3.95 to $1.79. Redback has been hurt as telecommunication service providers have significantly cut back spending on capital equipment due to network overcapacity and weak cash flow. However, we continue to add to our Redback position as we feel the telecom equipment market is near a bottom and the company is positioned to report significant orders for its new SmartEdge router over the next six months. We feel Redback has a superb CEO, Kevin DeNuccio, and that a new partnership with industry leader Nokia will help sell the new router.

     SonicWALL, an internet security software company, also reduced the NAV by 9 cents as its stock dropped 50.3% to $5.02 from our average cost of $10.10 per share. The company experienced price cuts and weaker than expected demand for its software which pushed earnings lower. At $5.02 per share, we feel the stock is undervalued. The company has $3.48 per share in cash on its balance sheet, no debt and remains profitable. When demand returns for its software, we expect SonicWALL to make a strong recovery.

     Eli Lilly, the large pharmaceutical company, fell 17.9% to $56.40 from our average cost of $68.72 which reduced the NAV by 7 cents. Lilly's earnings are down this year because sales of Prozac, its antidepressant drug, plunged when the drug came off patent last year. We had anticipated this event and bought the stock because the company was set to introduce new drugs to replace the lost sales of Prozac. Unfortunately, the U.S. Food and Drug Administration has delayed clearance of those drugs due to quality control problems at a Lilly plant. We've bought more shares of Lilly as we feel the company will improve its manufacturing, continue its ethical performance and offer a strong pipeline of new products.

     Vitesse Semiconductor, a chip designer for telecommunications and storage industries, dropped 41.1% to $3.16 from our cost of $5.37 and lowered the NAV by 7 cents as well. Weak capital spending meant slower sales for Vitesse's telecommunications chips. However, the company will be well-positioned when the market recovers as Vitesse has had its semiconductors designed into products offered by top customers like Cisco.

     McKesson Corporation, one of the largest drug distributors in the U.S., cost the Fund 7 cents per share as its stock fell 12.6% to $32.70 from our cost of $37.45. Although McKesson reported strong earnings, its share price trades in tandem with pharmaceutical stocks (like Lilly) which have declined so far this year. McKesson should continue to report 20%+ earnings growth this year and the stock should rise as investors recognize strong performance based on consistent revenue growth and margin improvement.

     Weak telecommunications equipment spending also hurt our positions in fiber manufacturer Corning and optical switch maker Ciena, which cost the Fund 7 cents and 6 cents, respectively. Corning's stock fell 54.3% from our average cost of $7.76 to $3.55 and Ciena declined 70.8% from $15.59 to $4.19. Both companies offer leading technology and we expect them to do very well when telecommunications spending begins to recover over the next year.


WINNERS
     Six companies added three or more cents to the NAV during the first half of 2002. The biggest winner for the Fund, adding 7 cents to the NAV, was our investment in Transwitch Corporation convertible bonds, which rose 20.9% from
57.90 to 70.00, the price where we tendered our bonds. We bought the convertible debt at 59.74 in late 2001 since it offered an attractive yield to maturity of almost 21% and we felt the semiconductor company had a strong balance sheet. By March, the company offered to buy back most of their debt so we sold our bonds to the company at a nice gain.

     PETsMART, a big winner from last year, continued to help the Fund, adding 6 cents to the NAV. After rising an incredible 242% last year, PETsMART rose another 54.8% from $9.82 to $15.21, the price where we sold our remaining shares. The retailer's strong profit turnaround continued during the first half of 2002.

     Dana Corporation, the manufacturer of auto parts, rose 48% from $13.88 to $20.06, the price where we sold our shares. The stock moved higher as 0% financing for new car sales boosted demand. Since we viewed this as a temporary boost in demand, we sold our shares for a significant gain.

     Keyspan, the natural gas distributor in New York and Long Island, rose 8.6% from $34.65 to $37.63 and added 4 cents to the NAV. Despite weaker earnings from lower gas prices and warm weather, Keyspan's stock rose as investors were attracted to the company's stable cash flows and 5% dividend yield.

     Our investment in Central Garden and Pet convertible bonds added 3 cents to the NAV as they increased 11.3% from 79.28 to 88.25, the price at which we sold our bonds. The bonds rose as the company continued to cut costs and improve cash flow.

     Washington Mutual increased the NAV by 3 cents as the stock price rose 13.5% to $37.11 from $32.70. Low interest rates and strong home loan originations continue to boost earnings.


COMPANY NOTES
     I'm proud to have UGI Corporation, a natural gas and electric utility headquartered in Reading, Pennsylvania, as a significant holding for the Fund. In March of this year, I met with the CEO of UGI, Lon Greenberg, for an hour and a half in our offices to discuss the investment merits of UGI. Not only was I impressed with the company from an investment standpoint, but also with the company's strong social responsibility. In 1991, UGI helped create Reading Is Fundamental (RIF) a children's literacy organization. This collaboration places UGI employees in elementary schools throughout its service territory. Through volunteer programs and book distributions to first-grade students, UGI helps promote motivational reading and develop lifelong learning skills for children.

     The company maintains a $100,000 annual corporate commitment to the RIF partnership, funds 75% of the local program needs and has already donated more than $500,000 to the program. Every year, nearly 300 employees, or more then 20% of UGI's workforce, help distribute more than 40,000 books to approximately 14,000 students. With stable earnings, a 5% dividend yield, great management and social responsibility, UGI is a model investment for our Fund.


OUTLOOK
     With the NASDAQ and S&P 500 down 24.8% and 13.4% respectively so far this year, we are beginning to find quite a few bargains--good companies trading at undervalued prices. We have reduced our cash position from 46% at the beginning of the year to 27%, having added, most notably, to our technology and pharmaceutical positions. As of mid-year, major portfolio weightings are: 27% cash, 17% healthcare, 13% insurance-related, 12% technology, 9% convertible bonds and 7% utilities. With stock prices depressed and the economy improving, we are finding many good investment opportunities. As of this writing, I anticipate the Fund will be fully invested by late summer.

     I would like to thank everyone for investing in the Parnassus Equity Income Fund.

                                                            Yours truly,



                                                            Todd C. Ahlsten

                                                            Portfolio Manager

                                                               Fixed-Income Fund
     As of June 30, 2002, the net asset value per share (NAV) of the Parnassus Fixed-Income Fund was $15.07. After taking dividends into account, the total return for the first six months of the year was 3.66%. This compares to a return of 3.26% for the Lehman Government/Corporate Bond Index and 2.54% for the average A-rated bond fund followed by Lipper. The 30-day SEC yield for June was 5.26% and the average yield for the first six months was 5.72%. Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-rated Bond Fund Average.

     The Fixed-Income Fund's return of 3.66% placed us #27 out of 191 funds followed by Lipper*. While we're pleased with our performance so far this year and for the last 12 months, we're still behind the Lipper A-Rated Bond Fund Average for the three and five-year periods. Since inception, we're slightly below the Lipper average.



------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns               Parnassus             Lipper A-Rated Bond        Lehman Government/
for periods ended June 30, 2002        Fixed-Income Fund            Fund Average           Corporate Bond Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                                     7.19%                      6.55%                      8.25%
Three Years                                  6.05%                      6.56%                      7.86%
Five Years                                   5.73%                      6.25%                      7.48%
Since Inception 8/31/92                      6.34%                      6.50%                      6.96%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of bonds and it is not possible to invest directly in an index. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or on the redemption of fund shares.

*For the one, three and five year periods ended 6/30/02 and since inception, the Parnassus Fixed-Income Fund placed #77 of 184 funds, #104 of 148 funds, #80 of 114 funds, and #27 of 47 funds, respectively.




ANALYSIS
     The portfolio had one issue that declined significantly because of credit concerns. The Fund's position in U.S. West which is owned by Qwest, the telecommunications company, fell 43.4% from 83.05 to 47.00 which cost the Fund 18 cents on the NAV. Qwest has been hit hard by lower prices and intense competition in the telecommunications industry which pushed earnings and cash flow lower. The company also faces an SEC investigation in relation to its revenue recognition policies. While this picture looks bad, we're holding our bond as it offers an attractive 15% yield to maturity and we feel the company still has a valuable business and can remain solvent. Asset sales and cost cutting should improve the company's balance sheet and cash flow over the next six months.

     Despite the Qwest bond, our performance for the first half of 2002 was solid. The Fund outperformed the average A-rated bond fund during the first half of the year by slightly over 1%. This performance was driven by two main factors. First, we held about 31% of the portfolio in Fannie Mae, Freddie Mac and Federal Home Loan Bank issues. These bonds, collectively, increased the NAV by 28 cents, or 1.89%, and accounted for slightly more than 50% of our total return. They increased in value due to their strong credit profiles and their relatively short maturities in the range of 3-8 years. Also, our bond investments in two retailers, Gap and Nordstrom, each added 7 cents to the NAV. Investors focused on positive restructurings at those companies and economic recovery. Our Gap issue rose 10.5% to 90 from 81.45 and Nordstrom increased 11.61% to 98.88 from 88.57.


OUTLOOK
     We expect rates to remain flat for the next several months as inflation remains low and the economy shows modest improvement. The average maturity of the Fund is approximately 5.8 years, the part of the yield curve we feel offers the best combination of current yield and capital preservation in case rates rise. We are also finding good yield opportunities in convertible debentures--bonds that can be converted into stock or other equity of the issuer. As you may remember, on May 1, 2002 the Fixed-Income Fund made a change in investment policy so that it may invest up to 15% of assets in convertible bonds rated B- or better by a major credit rating service. Currently, about 4.5% of the Fund is invested in convertible debentures. These bonds offer greater returns that we feel will more than compensate for the higher risk.



                                                            Yours truly,



                                                            Todd C. Ahlsten

                                                            Portfolio Manager

                                                      California Tax-Exempt Fund
     As of June 30, 2002, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.94. Taking dividends into account, the total return for the first half of 2002 was 4.13%. The average California municipal bond fund followed by Lipper had a return of 3.40%. The Fund placed ninth out of the 110 California municipal bond funds followed by Lipper*. After a mediocre year in 2001, we turned in good results for the first half of 2002.

     Below you will find a table that shows our returns compared to various indices over the past one, three and five-year periods and since inception. The 30-day SEC yield for June 2002 was 3.19%.



------------------------------------------------------------------------------------------------------------------------------------
                                             Parnassus              Lipper California
Average Annual Total Returns                California                Municipal Bond            Lehman Municipal
for periods ended 6/30/02                 Tax-Exempt Fund              Fund Average                Bond Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                                       6.99%                       6.00%                      6.92%
Three Years                                    6.15%                       5.38%                      6.68%
Five Years                                     5.73%                       5.29%                      6.27%
Since Inception 8/31/92                        6.31%                       6.03%                      6.59%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual fund returns do.

* For the one, three and five-year periods ended 6/30/02 and since inception, the Parnassus California Tax-Exempt Fund placed #11 out of 109 funds, #14 out of 95 funds, #18 out of 80 funds, and #10 out of 39 funds, respectively.



     As you can see from the table above, the Fund outperformed the average California municipal bond fund for all the indicated periods. Our strategy of buying quality bonds at medium term maturities has been a successful one. The average credit quality for the Fund is AA and the average maturity is about 10 years. We're proud of our long-term performance.

     Bond funds outperformed equity funds in the first half of 2002. The volatile stock market and the accounting scandals at companies such as Enron and WorldCom caused many investors to seek safer investments in the bond market.

     There are two factors that contributed to our excellent results for the first half of 2002. First of all, California General Obligation bonds made a strong comeback after the energy crisis last year dragged down the value of these bonds. The State of California tapped into its general fund and acted as energy buyer during last year's energy crisis. Now, the outlook for California is better since the $11 billion bond sale to replenish the general fund should be completed around September.

     Secondly, the 10 - 15 year maturity bonds had the best performance in the first half of this year and the average maturity of the California Tax-Exempt Fund is about 10 years. At the beginning of the year, many investors were looking for a mid-year interest rate hike by the Federal Reserve. Bond prices go down when interest rates go up, so bond investors bought short maturity bonds in anticipation of a rate increase. Now, it seems like the economic recovery has been so anemic that the Federal Reserve is reluctant to raise interest rates. The uncertain economic recovery caused investors to switch to medium-term maturity bonds. Bonds with a maturity range of 10 - 15 years have a higher yield than shorter maturity bonds, but less interest rate risk than long maturity bonds. As a result, the California Tax-Exempt Fund outperformed the average California municipal bond fund in the first half of 2002.

     I don't expect the Federal Reserve to raise interest rates this year or even early next year. Since bonds with longer maturities fall more than those with shorter maturities when rates increase, we will start reducing our average maturity of the Fund in the second half of 2002.

                                                            Yours truly,



                                                            Ben Liao

                                                            Portfolio Manager


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2002 (UNAUDITED)
                                                            Percent of
       Shares     Common Stocks                             Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  AIRLINES
        5,000     Southwest Airlines                        0.1%        $        80,800
                  APPAREL
        1,000     Lands' End, Inc. 1                                             62,000
        6,000     Lillian Vernon Corporation                                     42,600
        7,000     The Limited, Inc.                                             149,100
        4,000     Russell Corporation                                            77,000
        4,000     The Stride Rite Corporation                                    32,000
                  Total                                     0.2%        $       362,700
                  AUTO PARTS
        5,000     Modine Manufacturing Co.                  0.1%        $       122,900
                  BANKING
        4,000     Bank One Corporation                                          153,920
        3,000     Dime Bancorp - Warrant                                            300
      100,000     Golden State Bancorp
                  Preferred 9.125%                                            2,611,000
       10,000     Golden West Financial                                         687,800
       15,000     Wells Fargo & Company                                         750,900
       50,478     Washington Mutual Inc.                                      1,873,238
                  Total                                     3.9%        $     6,077,158
                  BIOTECHNOLOGY
       25,000     Applied Biosystems Group                                      487,250
       40,000     Genentech, Inc 1                                            1,340,000
                  Total                                     1.2%        $     1,827,250
                  BUILDING MATERIALS
       30,000     Building Materials Holding, Inc. 1        0.3%        $       431,100
                  CHEMICALS
        1,000     Air Products & Chemicals                                       50,470
        1,000     Millipore Corporation 1                                        31,980
          676     Mykrolis Corporation 1                                          7,984
        2,000     Wellman, Inc.                                                  33,500
                  Total                                     0.1%        $       123,934
                  COMPUTER PERIPHERALS
       70,000     Adaptec, Inc. 1                                       $       552,300
        2,000     American Power Conversion 1                                    25,260
        1,000     Avocent Corporation 1                                          15,920
       90,000     Solectron Corporation 1                                       553,500
      180,000     SonicWALL 1                                                   903,600
                  Total                                     1.3%        $     2,050,580
                  COMPUTER SYSTEMS
       40,000     Hewlett-Packard Company                                       611,200
        3,000     International Business Machines                               216,000
       30,000     RadiSys Corporation 1                                         348,900
                  Total                                     0.7%        $     1,176,100
                  ELECTRIC UTILITIES
       25,000     IDACORP, Inc. 2                                               692,500
        6,250     Philadelphia Suburban                                         126,250
                  Total                                     0.5%        $       818,750
                  ELECTRONIC INSTRUMENTS
       10,000     Agilent Technologies, Inc. 1                                  236,500
        2,000     Tektronix, Inc. 1                                              37,420
                  Total                                     0.2%        $       273,920




                                                            Percent of
       Shares     Common Stocks                             Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  FINANCIAL SERVICES
       75,000     American Express Company                                    2,724,000
       20,000     Fannie Mae 2                                                1,475,000
       15,000     Freddie Mac                                                   918,000
       20,000     Charles Schwab Corp. 2                                        224,000
        2,000     SLM Corporation                                               193,800
                  Total                                     3.5%         $    5,534,800
                  HEALTHCARE
       80,000     Cardinal Health, Inc. 2                                     4,912,800
      110,000     McKesson Corporation                                        3,597,000
       50,000     IMS Health Inc.                                               897,500
                  Total                                     6.0%         $    9,407,300
                  HOME APPLIANCES
        3,000     Maytag Corporation                                     $      127,950
        1,000     Whirlpool Corporation                                          65,360
                  Total                                     0.1%         $      193,310
                  HOME PRODUCTS
          700     Church & Dwight Co., Inc.                 0.0%         $       21,931
                  INDUSTRIAL
        9,100     Baldor Electric Company                                       229,320
       10,000     WD 40 Company                                                 277,600
                  Total                                     0.3%         $      506,920
                  INSURANCE
       15,000     Ambac Financial Group, Inc.                                 1,008,000
      120,000     American Int'l Group, Inc. 2                                8,187,600
      130,000     Arthur J. Gallagher & Co.                                   4,504,500
        2,000     Chubb Corporation                                             141,600
          500     CIGNA Corporation                                              48,710
       85,000     MetLife, Inc.                                               2,448,000
       90,000     SAFECO Corporation                                          2,780,100
       50,000     St. Paul Companies, Inc.                                    1,946,000
        5,000     UnumProvident Corp.                                           127,250
                  Total                                     13.5%        $   21,191,760
                  INSURANCE BROKERS
        1,000     Marsh & McLennan Co., Inc.                0.1%         $       96,600
                  MACHINERY
        1,000     Black & Decker Corp. 2                                         48,200
        1,000     Deere & Company                                                47,900
        1,000     Illinois Tool Works, Inc.                                      68,300
        3,000     Snap-on Inc.                                                   89,070
        2,100     The Stanley Works                                              86,121
                  Total                                     0.2%         $      339,591
                  MEDICAL EQUIPMENT
       85,000     Becton Dickinson                                       $    2,928,250
       10,000     Guidant Corporation 1                                         302,300
        5,000     Invacare Corporation                                          185,000
        5,000     Sybron Dental Specialties, Inc. 1                              92,500
                  Total                                     2.2%         $    3,508,050
                  MICROELECTRONIC PROCESSING
      225,000     Agere Systems, Inc. 1                                         315,000
       20,000     FEI Company 1                                                 490,200
                  Total                                     0.5%         $      805,200




                                                            Percent of
       Shares     Common Stocks                             Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  NATURAL GAS
       45,000     AGL Resources Inc.                                          1,044,000
       10,000     Energen Corporation                                           275,000
        4,000     Equitable Resources, Inc.                                     137,200
       70,000     Keyspan EnergyCorporation                                   2,635,500
        3,000     New Jersey Resources                                           89,550
       15,000     Northwest Natural Gas Co.                                     431,250
       25,000     ONEOK Inc. 2                                                  548,750
       40,000     Peoples Energy Corporation                                  1,458,400
       85,400     UGI Corporation                                             2,727,676
        5,000     WGL Holdings Inc.                                             129,500
                  Total                                     6.0%         $    9,476,826
                  OFFICE EQUIPMENT
        3,000     Avery Dennison Corp.                                          188,250
        3,000     Herman Miller, Inc.                                            60,900
        5,000     Pitney Bowes, Inc.                                            198,600
       10,000     Polycom, Inc. 1                                               119,900
                  Total                                     0.4%        $       567,650
                  OIL
        4,000     Sunoco, Inc.                              0.1%        $       142,520
                  PACKAGED FOODS
       10,000     General Mills Incorporated                                    440,800
       10,000     Sara Lee Corp.                                                206,400
                  Total                                     0.4%        $       647,200
                  PHARMACEUTICALS
       10,000     Amgen Inc. 1                                          $       418,800
       60,000     Johnson & Johnson                                           3,135,600
       50,000     Eli Lilly & Co.                                             2,820,000
        1,000     MedImmune, Inc. 1                                              26,400
       60,000     Merck & Company                                             3,038,400
       30,000     Mylan Laboratories                                            940,500
       10,000     Pfizer Inc.                                                   350,000
       68,700     Watson Pharmaceuticals 1                                    1,736,049
                  Total                                     7.9%         $   12,465,749
                  PRINTING
       25,000     Banta Corp.                                                   897,500
       10,000     Deluxe Corporation                                            388,900
                  Total                                     0.8%         $    1,286,400
                  PUBLISHING
        1,000     Gannett Co.                                                    75,900
          500     Knight-Ridder, Inc. 1                                          31,475
       40,000     McGraw-Hill Companies, Inc.                                 2,388,000
                  Total                                     1.6%         $    2,495,375
                  RESTAURANTS
        5,000     Bob Evans Farms, Inc.                     0.1%         $      157,400
                  RETAILING
          500     Ethan Allen Interiors Inc. 2                                   17,425
        5,000     The Kroger Co. 1                                               99,500
        5,000     Longs Drug Stores Corp.                                       141,450
       40,000     Safeway Inc. 1                                              1,167,600
        3,000     Target Corporation                                            114,300
                  Total                                     1.0%         $    1,540,275
                  SEMICONDUCTORS
       35,000     Advanced Micro Devices, Inc. 1                         $      340,200
        9,165     Altera Corporation 1                                          124,644
      160,000     Intel Corporation                                           2,923,200
      160,000     LSI Logic Corporation 1                                     1,400,000
       11,000     Micron Technology, Inc. 1                                     222,420
      300,000     TranSwitch Corporation 1                                      192,000
      250,000     Vitesse Semiconductor 1                                       790,000
        1,000     Xilinx, Inc. 1, 2                                              22,430
                  Total                                     3.8%         $    6,014,894




                                                            Percent of
       Shares     Common Stocks                             Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  SOFTWARE - SERVICES
        5,000     Adobe Systems, Inc.                                           142,500
       80,000     Autodesk, Inc.                                              1,060,000
       15,000     Convergys Corporation 1                                       292,200
       38,800     Electronics for Imaging, Inc. 1                               617,308
      115,000     Mentor Graphics Corporation 1, 2                            1,635,300
      275,000     ONYX Software
                  Corporation 1                                                 929,500
        5,000     PeopleSoft, Inc. 1                                             74,400
       10,000     Siebel Systems, Inc. 1                                        142,200
        4,000     Symantec Corporation 1, 2                                     131,400
                  Total                                     3.2%          $   5,024,808
                  TELECOMMUNICATION
                  EQUIPMENT
        5,000     ADC Telecommunications 1                                       11,450
       45,000     CIENA Corporation 1                                           188,550
       80,000     Cisco Systems, Inc. 1                                       1,116,000
      110,000     Corning Inc. 1                                                390,500
      125,000     JDS Uniphase Corporation 1                                    336,250
       50,000     Juniper Networks, Inc. 1, 2                                   282,500
      500,000     Redback Networks Inc. 1, 2                                    895,000
                  Total                                     2.0%          $   3,220,250

                  Total common stocks
                  (cost $100,486,181)                       62.2%         $  97,990,001


    Principal
     Amount $     Convertible Bonds
------------------------------------------------------------------------------------------------------------------------------------

   2,000,000      Adaptec Inc.
                  4.750%, due 2/01/04                                    $    1,906,260
    3,500,000     CIENA Corporation
                  3.750%, due 02/01/08                                        2,038,645
    2,000,000     Corning Inc
                  0.000%, due 11/08/15                                        1,026,660
    2,500,000     Juniper Networks
                  4.750%, due 03/15/07                                        1,518,475
    2,000,000     LSI Logic Inc.
                  4.000%, due 2/15/05                                         1,682,380
      655,000     ONI Systems Corp.
                  5.000%, due 10/15/05                                          467,163
    1,000,000     Quantum Corp.
                  DLT & Storage Systems
                  7.000%, due 8/01/04                                           928,750
   1,000,000      RadiSys Corporation
                  5.500%, due 08/15/07                                          828,420
   7,000,000      Redback Networks Inc.
                  5.000%, due 04/01/07                                        3,501,750
     125,801      TranSwitch Corporation
                  4.500%, due 09/12/05                                           74,415
   3,250,000      Vitesse Semiconductor
                  Corporation
                  4.000%, due 03/15/05                                        2,432,755

                  Total convertible bonds
                  (cost $16,512,041)                        10.4%         $  16,405,673

                  Total investment in stocks
                  and convertible bonds
                  (cost, $ 119,514,070)                     72.6%         $ 114,395,674





    Principal                                               Percent of
     Amount $     Short-Term Investments                    Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  U.S. Government Agency
                  Discount Notes
  14,500,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.750% equivalent,
                  matures 07/02/02                                        $   14,498,591
  13,600,000      Federal National Mortgage Association
                  Zero Coupon,
                  1.700% equivalent,
                  matures 07/15/02                                            13,590,367
   4,000,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.710% equivalent,
                  matures 07/16/02                                             3,996,960
                  Total (cost $ 32,085,918)                 20.4%         $   32,085,918

                  Repurchase Agreements
    7,566,853     Bank of America
                  Securities LLC 3
                  Triparty Repurchase
                  Agreement
                  (Repurchase agreement
                  with BofA Securities
                  dated 06/28/02, effective
                  yield is 2.070% matures
                  07/01/02, collateralized
                  by Residential Funding
                  Mortgage CMO, par value
                  $ 11,234,017, 08/31/25,
                  total market value
                  $7,945,195)
                  (cost $ 7,566,853)                        4.8%         $     7,566,853

                  Registered Investment Companies -
                  Money Market Funds
      29,676      Goldman Sachs FS Government Fund
                  variable rate 1.750%                                   $        29,676
   6,345,462      Janus Government Fund
                  variable rate 1.850%                                         6,345,462
     110,784      Scudder Government Fund
                  variable rate 1.720%                                           110,784
                  Total (cost $ 6,485,922)                  4.1%         $     6,485,922

                  Floating Rate Securities
     500,000      Bear Stearns Co. FO MTN 3
                  variable rate 2.160%,
                  matures 02/03/03
                  (cost $500,501)                           0.3%        $        500,501





    Principal                                               Percent of
     Amount $     Short-Term Investments                    Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  Community Development Loans 4
     100,000      Boston Community Loan Fund                            $         97,485
     100,000      Cascadia Revolving Fund                                        100,000
     100,000      Institute for Community
                  Economics Loan Fund                                            100,000
     100,000      Low Income Housing Fund                                        100,000
                  Total (cost $400,000)                       0.3%      $        397,485


                  Commercial Paper
   5,000,000      Omnicom Capital Inc. 3
                  variable rate 2.200%,
                  matures 07/01/02
                  (cost $4,999,083)                           3.2%      $      4,999,083

                  Total short-term securities
                  (cost $52,038,277)                         33.0%      $     52,035,762

                  Total securities                          105.6%      $    166,431,436
                  Payable upon return of
                  securities loaned                        -  8.3%           (13,066,437)
                  Other assets and liabilities - net          2.7%             4,192,744
                  Total net assets                          100.0%      $    157,557,743


1  These securities are non-income producing.

2  This security or partial position of this security is on loan at June 30, 2002 (Note 1). The total value of securities on loan at June 30, 2002 was $12,437,737.

3 This security was purchased with cash collateral held from securities lending.

4 Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

Assets
Cash                                                           $      8,743,773
Investments in securities, at market value
   (identified cost $119,514,070) (Note 1)                          114,395,674
Temporary investments in short-term securities
   (identified cost $52,038,277)                                     52,035,762
Receivables:
 Dividends and interest                                                 483,898
 Capital shares sold                                                    621,177
Other assets                                                              1,348
       Total assets                                            $    176,281,632

Liabilities
Payable upon return of securities loaned                             13,066,437
Dividends payable                                                        23,340
Payable for securities purchased                                      5,553,126
Accounts payable and accrued expenses                                    80,986
       Total liabilities                                       $     18,723,889

Net assets (equivalent to $21.19
   per share based on 7,435,369.488
   shares of capital stock outstanding)                        $    157,557,743

Net assets consist of
Undistributed net investment income                            $         63,019
Unrealized depreciation on investments                               (5,968,983)
Undistributed net realized gain                                       4,497,298
Capital paid-in                                                     158,966,409
           Total net assets                                    $    157,557,743

Computation of net asset value and
 offering price per share
Net asset value and offering price per share
 ($157,557,743 divided by 7,435,369.488 shares)                $          21.19

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment income
Dividends                                                       $       457,499
Interest                                                                957,275
       Total investment income                                  $     1,414,774

Expenses
Investment advisory fees (Note 5)                                       457,666
Transfer agent fees (Note 5)                                             67,530
Fund administrative expense (Note 5)                                     26,760
Reports to shareholders                                                  22,360
Registration fees and expenses                                           13,173
Professional fees                                                        46,362
Custody fees                                                             16,186
Trustee fees and expenses                                                 4,533
Other expenses                                                           43,243
   Total of expenses before fee waiver                                  697,813
   Fees paid indirectly (Note 5)                                        (68,689)
   Net expenses                                                 $       629,124
           Net investment income                                $       785,650

Realized and unrealized gain on investments
Realized gain from security
transactions:
   Proceeds from sales                                               46,885,613
   Cost of securities sold                                          (44,135,864)
           Net realized gain                                    $     2,749,749

Change in unrealized appreciation of securities:
   Beginning of period                                                6,146,200
   End of period                                                     (5,968,983)
           Net change in unrealized appreciation
               of securities                                    $   (12,115,183)

Net realized and unrealized loss on securities                  $    (9,365,434)

Net decrease in net assets resulting
 from operations                                                $    (8,579,784)

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2001

                                     SIX MONTHS ENDED              YEAR ENDED
                                        JUNE 30, 2002         DECEMBER 31, 2001
--------------------------------------------------------------------------------
From operations
Net investment income                $       785,650              $   1,960,923
Net realized gain from
   security transactions                   2,749,749                  3,848,785
Net change in unrealized
   appreciation (depreciation)
   of securities                         (12,115,183)                   640,712

Increase in net assets
   resulting from operations              (8,579,784)                 6,450,420

Dividends to shareholders
From net investment income                (1,350,567)                (1,332,985)
From realized capital gains                        0                 (2,087,893)

Increase in net assets from
   capital share transactions             81,987,341                 27,050,704

       Increase in net assets             72,056,990                 30,080,246

Net assets
Beginning of period                       85,500,753                 55,420,507
End of period
   including undistributed
   net investment income
   of $63,019 in 2002 and
   $627,938 in 2001.                  $  157,557,743              $  85,500,753


THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2002


    Principal                                               Percent of
     Amount $     Corporate Bonds                           Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  COMPUTER SYSTEMS
      500,000     International Business Machines
                  Notes, 7.500%,
                  due 06/15/13                              3.7%          $      553,945
                  FINANCIAL SERVICES
      500,000     Bank One Corporation
                  Notes, 6.000%,
                  due 02/17/09                                                   502,615
      500,000     Goldman Sachs Group
                  Notes, 6.650%,
                  due 05/15/09                                                   523,400
      500,000     Norwest Financial Inc.
                  Notes, 6.850%,
                  due 07/15/09                                                   525,190
                  Total                                     10.4%         $    1,551,205
                  INDUSTRIAL
      500,000     Illinois Tool Works
                  Notes, 5.750%,
                  due 03/01/09                               3.5%         $      513,495
                  INSURANCE
      700,000     International Lease Finance Corporation
                  Notes, 5.625%,
                  due 06/01/07                               4.8%         $      708,778
                  RETAIL
      550,000     The Gap, Inc.
                  Notes, 6.900%,
                  due 09/15/07                                                   495,000
      500,000     J.C. Penney Company, Inc.
                  Debentures, 7.650%,
                  due 08/15/16                                                   440,000
      500,000     Nordstrom, Inc.
                  Notes, 6.625%,
                  due 01/15/09                                                   494,405
      400,000     Target Corporation
                  Notes, 7.500%,
                  due 08/15/10                                                   445,080
                  Total                                     12.6%          $   1,874,485
                  TELECOMMUNICATON
      500,000     U.S. West Capital Funding Inc.
                  Notes, 6.500%,
                  due 11/15/18                                             $     235,000
      500,000     Verizon Communications
                  Notes, 7.510%,
                  due 04/01/09                                                   532,135
                  Total                                     5.2%           $     767,135
                  UTILITIES
      600,000     KeySpan Gas East
                  Notes, 7.875%,
                  due 02/01/10                              4.5%           $     668,736

                  Total corporate bonds                     44.6%          $   6,637,779





    Principal                                               Percent of
     Amount $     Convertible Bonds                         Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  TELECOMMUNICATON
     500,000      Juniper Networks
                  4.750%, due 03/15/07                                           303,695
     100,000      LSI Logic Inc.
                  4.000%, due 02/15/05                                            84,119
     500,000      TranSwitch Corporation
                  4.500%, due 09/12/05                                           295,765

                  Total convertible bonds
                  (cost $708,114)                           4.6%          $      683,579

                  U.S. Government Agency Securities
------------------------------------------------------------------------------------------------------------------------------------
   2,700,000      Federal Home Loan Bank
                  5.740%, due 10/24/11                                    $   2,668,140
     500,000      Federal Home Loan Mortgage Corp.
                  6.510%, due 01/08/07                                          544,655
      500,000     Federal National Mortgage Association
                  6.770%, due 09/01/05                                          544,060
      500,000     Federal National Mortgage Association
                  6.140%, due 11/25/05                                          536,005
      450,000     Federal National Mortgage Association
                  7.350%, due 03/28/05                                          494,406
                  Total U.S. Government
                  Agency securities
                  (cost $4,651,305)                         32.2%         $   4,787,266

                  Total investments in corporate bonds,
                  convertible bonds and
                  U.S. Government  securities
                  (Cost, $12,104,501)                       81.4%          $ 12,108,624


                  Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------

                  U.S. Government Agency Discount Notes
     650,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.710% equivalent,
                  matures 07/16/02
                  (cost $649,506)                           4.4%         $       649,506

                  Registered Investment Companies -
                  Money Market Funds
     303,937      Goldman Sachs FS Government Fund
                  variable rate 1.750%                                           303,937
     636,285      Janus Government Fund
                  variable rate 1.850%                                           636,285
        1,232     Scudder Government Fund
                  variable rate 1.720%                                             1,232
                  Total (cost $941,454)                     6.3%         $       941,454

                  Total short-term securities
                  (cost $1,590,960)                         10.7%        $     1,590,960

                  Total securities                          92.0%        $    11,302,943
                  Other assets and liabilities - net        8.0%               1,183,368
                  Total net assets                          100.0%       $    14,882,952


Fund holdings will vary over time.

Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)


Assets
Cash                                                             $    1,250,404
Investments in securities, at market value
   (identified cost $12,104,501) (Note 1)                            12,108,624
Temporary investments in short-term securities
   (at cost, which approximates market)                               1,590,960
Receivables:
   Interest receivable                                                  212,149
Other assets                                                             37,968
       Total assets                                              $   15,200,105

Liabilities
Accounts payable and accrued expenses                                   317,153
       Total liabilities                                        $       317,153

Net assets (equivalent to $15.07
   per share based on 987,428.588
   shares of capital stock outstanding)                         $    14,882,952

Net assets consist of
Undistributed net investment income                             $        10,740
Unrealized appreciation on securities                                    47,594
Undistributed net realized loss                                        (416,668)
Capital paid-in                                                      15,241,286
           Total net assets                                     $    14,882,952

Computation of net asset value and
 offering price per share
Net asset value and offering price per share
    ($14,882,952 divided by 987,428.588 shares)                 $        15.07

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment income
Interest                                                          $     420,032
   Total investment income                                        $     420,032

Expenses
Investment advisory fees (Note 5)                                        34,951
Transfer agent fees (Note 5)                                             14,172
Fund administrative expense (Note 5)                                      4,960
Reports to shareholders                                                   3,107
Registration fees and expenses                                            7,601
Professional fees                                                         6,132
Custody fees                                                                760
Trustee fees and expenses                                                   820
Other expenses                                                            5,355
   Total of expenses before fee waiver                                   77,858
   Fees waived by Parnassus Investments (Note 5)                        (20,972)
   Net expenses                                                  $       56,886
       Net investment income                                     $      363,146

Realized and unrealized (loss) on securities
Realized loss from security transactions:
   Proceeds from sales                                                2,214,034
   Cost of securities sold                                           (2,269,496)
       Net realized loss                                         $      (55,462)

Change in unrealized appreciation of securities:
   Beginning of period                                                 (159,091)
   End of period                                                         47,594
       Net change in unrealized appreciation of securities       $      206,686

Net realized and unrealized gain on securities                   $      151,223

Net increase in net assets resulting from operations             $      514,369


THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2001

                                                             SIX MONTHS ENDED                       YEAR ENDED
                                                                JUNE 30, 2002               DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
From operations
Net investment income                                        $       363,146                   $       688,463
Net realized loss
   from security transactions                                        (55,462)                        (177,792)
Net change in unrealized
   appreciation of securities                                        206,686                           636,668

Increase in net assets
   resulting from operations                                         514,369                        1,147,339

Dividends to shareholders
From net investment income                                          (383,867)                        (657,002)
From realized capital gains                                                 0                                0

Increase in net assets from
   capital share transactions                                      1,804,980                         2,148,521

Increase  in  net assets                                           1,935,482                         2,638,858

Net assets
Beginning of period                                               12,947,470                       10,308,612
End of period
   (including undistributed
    net investment income of
    $10,740 in 2002 and
    $31,461 in 2001)                                           $  14,882,952                     $  12,947,470




CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2002


    Principal                                               Percent of
       Amount     Municipal Bonds                           Net Assets      Market Value
-----------------------------------------------------------------------------------------------------------------------------------

                  EDUCATION
   $ 350,000      California State Education-
                  Pepperdine University
                  5.000%, 11/01/18                                      $       352,704
      500,000     California State Education-
                  Santa Clara University
                  5.250%, 09/01/18                                              538,840
      300,000     Folsom School District
                  5.650%, due 08/11/11                                          328,629
      450,000     Morgan Hill Unified School District
                  4.900%, due 08/01/13                                          475,574
      250,000     Murrieta Valley Unified School District
                  5.500%, due 09/01/10                                          272,558
      410,000     Sacramento Unified School District
                  5.750%, due 07/01/17                                          477,646
      600,000     Santa Monica Unified School District
                  5.400%, due 08/01/11                                          648,600
      500,000     Saratoga Unified School District
                  5.125%, due 09/01/15                                          541,920
                  Total                                     17.9%         $    3,636,471

                  ENVIRONMENT
      400,000     California Department
                  of Water Resources -
                  Central Valley Projects
                  5.125%, due 12/01/16                                           414,980
      500,000     Central Coast Water
                  5.000%, due 10/01/16                                           513,060
      315,000     Los Angeles City
                  Public Works - Parks
                  5.500%, due 10/01/12                                           339,044
      200,000     Los Angeles Wastewater System
                  5.500%, due 06/01/12                                           211,026
      200,000     Los Angeles Wastewater System
                  5.000%, due 06/01/11                                           213,288
                  Total                                     8.3%         $     1,691,398

                  GENERAL OBLIGATION
    $ 350,000     State of California
                  4.750%, due 04/01/2016                                 $       350,315
      280,000     State of California
                  5.250%, due 06/01/2015                                         292,057
      500,000     State of California
                  5.250%, due 09/01/2016                                         518,970
    1,000,000     State of California
                  5.000%, due 06/01/2015                                       1,027,870
      300,000     Oakland General Obligation
                  5.500%, due 12/15/11                                           324,858
      500,000     San Francisco General Obligation
                  5.000%, due 06/15/16                                           514,645
                  Total                                     14.9%        $     3,028,715




    Principal                                               Percent of
       Amount     Municipal Bonds                           Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  HEALTH CARE
      350,000     California HealthFacilities-
                  Kaiser Permanente
                  5.000%, due 10/01/08                                           383,940
      200,000     California Health Facilities-
                  Cedar Sinai Medical Center
                  5.125%, due 08/01/17                                           205,736
      415,000     Loma Linda Hospital
                  4.850%, due 12/01/10                                           448,171
                  Total                                     5.1%          $    1,037,846

                  HOUSING
     $500,000     Anaheim Public Financing Authority
                  5.000%, due 02/01/17                                    $      512,435
      850,000     California Statewide
                  Community Redevelopment
                  5.500%, due 08/01/15                                           947,198
      275,000     Los Angeles Community Redevelopment
                  5.000%, due 07/01/13                                           290,692
      275,000     Pasadena Community Development
                  6.000%, due 08/01/14                                           294,137
      200,000     University Of California Housing
                  5.500%, due 11/01/10                                           213,814
                  Total                                     11.1%         $    2,258,275

                  INFRASTRUCTURE IMPROVEMENTS
      405,000     Coronado Community
                  Development Agency
                  5.500%, due 09/01/18                                           433,014
      600,000     La Quinta Redevelopment Agency
                  7.300%, due 09/01/11                                           757,890
      500,000     Los Angeles Department
                  of Water & Power
                  4.875%, due 07/01/18                                           504,720
      350,000     Metro Water District -
                  Southern California
                  5.250%, due 07/01/15                                           366,576
      450,000     Metro Water District -
                  Southern California
                  4.500%, due 07/01/15                                           452,151
      750,000     San Diego Redevelopment Agency
                  4.750%, due 09/01/18                                           750,233
      500,000     San Francisco Golden
                  Gate Park Improvement
                  4.750%, due 06/15/19                                  $        495,110
      400,000     San Francisco Public
                  Utilities -Water Revenue
                  5.000%, due 11/01/2017                                         408,360
      500,000     Santa Clara Redevelopment Agency
                  5.250%, due 06/01/18                                           521,055
      500,000     Santa Clara Water District
                  5.000%, due 06/01/19                                           505,030
      500,000     University of California Improvement
                  5.000%, due 09/01/16                                           513,640
                  Total                                     28.0%        $     5,707,778





    Principal                                               Percent of
       Amount     Municipal Bonds                           Net Assets      Market Value
------------------------------------------------------------------------------------------------------------------------------------

                  PUBLIC TRANSPORTATION
$     250,000     Los Angeles  Metro Transit Authority
                  5.000%, due 07/01/13                                           262,730
      350,000     San Francisco International Airport
                  5.000%, due 05/01/07                                           381,675
      390,000     San Francisco Bay Area Rapid Transit
                  5.500%, due 07/01/07                                           436,469
      400,000     San Francisco Bay Area Rapid Transit
                  5.250%, due 07/01/13                                           426,200
      550,000     San Mateo County Transit District
                  4.500%, due 06/01/17                                           540,881
                  Total                                     10.1%         $    2,047,955

                  Total investments in municipal bonds
                  (cost, $18,669,489)                       95.3%         $   19,408,439


                  Short-Term Investments
------------------------------------------------------------------------------------------------------------------------------------

                  Registered Investment Companies -
                  Money Market Funds
      585,913     Highmark California
                  Tax-Exempt Fund
                  variable rate 0.990%                                   $       585,913
         243      Goldman Sachs California
                  Tax-Exempt Fund
                   variable rate 0.890%                                              243
      15,260      California Investment
                  Trust Tax Free Fund
                  variable rate 0.970%                                            15,260
                  Total (cost $601,416)                     3.0%         $       601,416

                  Total securities                          98.2%        $    20,009,855
                  Other assests and liabilities - net       1.8%                 361,075
                  Total net assets                          100.0%       $    20,370,930





   Fund holdings will vary over time.

   Fund shares are not FDIC insured..


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

Assets
Investments in securities, at market value
   (identified cost $18,669,489) (Note 1)                        $   19,408,439
Temporary investments in short-term securities
   (at cost, which approximates market)                                 601,416
Receivables:
   Interest receivable                                                  275,552
Capital shares sold                                                     100,000
       Total assets                                              $   20,385,407

Liabilities
Capital shares redeemed                                                   7,038
Accounts payable and accrued expenses                                     7,439
       Total liabilities                                         $       14,477
Net assets (equivalent to $16.94
   per share based on 1,202,219.583
   shares of capital stock outstanding)                          $   20,370,930

Net assets consist of
Distributions in excess of net investment income                 $      (20,988)
Unrealized appreciation on investments                                  732,616
Undistributed net realized gain                                          69,077
Capital paid-in                                                      19,590,225
           Total net assets                                      $   20,370,930

Computation of net asset value and
  offering price per share
Net asset value and offering price per share
   ($20,370,930 divided by 1,202,219.583 shares)                 $        16.94

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment income
Interest                                                          $     466,949
   Total investment income                                        $     466,949

Expenses
Investment advisory fees (Note 5)                                        49,148
Transfer agent fees (Note 5)                                              5,281
Fund administrative expense (Note 5)                                      8,280
Reports to shareholders                                                   9,541
Registration fees and expenses                                              340
Professional fees                                                        12,752
Custody fees                                                              2,100
Trustee fees and expenses                                                 2,347
Other expenses                                                           16,920
   Total expenses before fee waiver                                     106,709
   Fees waived by Parnassus Investments (Note 5)                        (19,658)
   Net expenses                                                  $       87,051
       Net investment income                                     $      379,898

Realized and unrealized gain on securities
Realized gain from security transactions:
   Proceeds from sales                                                  473,828
   Cost of securities sold                                             (447,626)
       Net realized gain                                         $       26,202

Change in unrealized appreciation of securities:
   Beginning of period                                                  332,701
   End of period                                                        732,616
       Net change in unrealized appreciation of securities        $     399,915

Net realized and unrealized gain on securities                    $     426,117

Net increase in net assets resulting from operations              $     806,015

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2001

                                   SIX MONTHS ENDED             YEAR ENDED
                                      JUNE 30, 2002      DECEMBER 31, 2001
--------------------------------------------------------------------------------
From operations
Net investment income              $       379,898          $       775,578
Net realized gain from
   security transactions                    26,202                 175,571
Net change in unrealized
   appreciation of securities              399,915               (467,311)

Increase in net assets
   resulting from operations               806,015                 483,838

Dividends to shareholders
From net investment income                (412,416)               (768,944)
From realized capital gains                       0               (130,468)

Increase in net assets from
   capital share transactions            1,086,368               2,120,417

       Increase in net assets            1,479,967               1,704,843

Net assets
Beginning of period                     18,890,963              17,186,120
End of period
   [including undistributed
   (distributions in excess of)
   net investment income
   of ($20,988) in 2002 and
   $11,530 in 2001]                  $  20,370,930            $  18,890,963

 THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Significant Accounting Policies

     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

     Securities Valuation: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.

     Security Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Dividends to Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

     Investment Income and Expenses: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

     Securities Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for re-purchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PARNASSUS INCOME TRUST

2.   Dividends To Shareholders
     Equity Income Fund: The Fund paid income dividends totaling $1,350,567 (aggregate of $0.2170 per share) during the six months ended June 30, 2002.

     Fixed-Income Fund: The Fund paid income dividends totaling $383,867 (aggregate of $0.4110 per share) during the six months ended June 30, 2002.

     California Tax-Exempt Fund: The Fund paid income dividends totaling $412,416 (aggregate of $0.3510 per share) during the six months ended June 30, 2002.

3.   Capital Stock
     Equity Income Fund: As of June 30, 2002, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $158,966,409. Transactions in capital stock (shares) were as follows:
                                                       Six Months Ended June 30, 2002           Year Ended December 31, 2001
---------------------------------------------------------------------------------------         ------------------------------------
                                                               Shares          Amount                    Shares          Amount
---------------------------------------------------------------------------------------         ------------------------------------
     Shares sold                                            4,169,681    $ 93,825,197             1,491,453      $33,005,563
     Shares issued through dividend reinvestment               55,384       1,242,426               141,860        3,129,206
     Shares repurchased                                     (589,810)    (13,080,282)             (413,272)      (9,084,065)
---------------------------------------------------------------------------------------         ------------------------------------
     Net increase                                           3,635,255   $  81,987,341             1,220,041      $27,050,704
---------------------------------------------------------------------------------------         ------------------------------------

       Fixed-Income Fund: As of June 30, 2002, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $15,241,286. Transactions in capital stock (shares) were as follows:
                                                       Six Months Ended June 30, 2002           Year Ended December 31, 2001
---------------------------------------------------------------------------------------         ------------------------------------
                                                               Shares          Amount                Shares          Amount
---------------------------------------------------------------------------------------         ------------------------------------
     Shares sold                                              188,643   $   2,840,731               318,378    $   4,817,400
     Shares issued through dividend reinvestment               21,246         318,852                36,504          547,944
     Shares repurchased                                      (88,982)     (1,338,603)             (214,576)      (3,216,823)
---------------------------------------------------------------------------------------         ------------------------------------
     Net increase (decrease)                                  120,907   $   1,820,980               140,306     $  2,148,521
---------------------------------------------------------------------------------------         ------------------------------------

     California Tax-Exempt Fund: As of June 30, 2002, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $19,590,225. Transactions in capital stock (shares) were as follows:
                                                       Six Months Ended June 30, 2002           Year Ended December 31, 2001
---------------------------------------------------------------------------------------         ------------------------------------
                                                               Shares          Amount                Shares          Amount
---------------------------------------------------------------------------------------         ------------------------------------
     Shares sold                                              221,700  $    3,111,208               510,482    $   8,666,316
     Shares issued through dividend reinvestment               21,562         362,523               47,332          800,752
     Shares repurchased                                     (178,588)     (2,387,363)             (437,132)      (7,346,651)
---------------------------------------------------------------------------------------         ------------------------------------
     Net increase                                              64,674   $   1,086,368               120,682    $   2,120,417
---------------------------------------------------------------------------------------         ------------------------------------

THE PARNASSUS INCOME TRUST

4.   Purchases and Sales of Securities

     Equity Income Fund: Purchases and sales of securities were $254,787,690 and $44,135,864, respectively, for the six months ended June 30, 2002. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at June 30, 2002 were the same as for financial statement purposes. Of the $5,968,983 of net unrealized depreciation at June 30, 2002, $5,324,341 related to appreciation of securities and $11,293,324 related to depreciation of securities.

     Fixed-Income Fund: Purchases and sales of securities were $6,249,187 and $2,269,496, respectively, for the six months ended June 30, 2002. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at June 30, 2002 were the same as for financial statement purposes. Of the $47,594 of net unrealized appreciation at June 30, 2002, $484,967 related to appreciation of securities and $437,373 related to depreciation of securities.

     California Tax-Exempt Fund: Purchases and sales of securities were $1,184,485 and $447,626, respectively, for the six months ended June 30, 2002. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2002 were the same as for financial statement purposes. Of the $732,616 of net unrealized appreciation at June 30, 2002, $754,966 related to appreciation of securities and $22,349 related to depreciation of securities.

5.   Investment Advisory Agreement and Transactions with Affiliates
     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.

     For the six months ended June 30, 2002, Parnassus Investments agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt fund. Beginning February 1, 2002, Parnassus Investments will no longer reduce its investment advisory fee for the Equity Income Fund.

     As a result of this fee waiver, the following were actually charged during the six months ended June 30, 2002. For the Fixed-Income Fund, the investment advisory fee was 0.10%. Parnassus Investments received net advisory fees totaling $13,979 from the Fixed-Income Fund for the six months ended June 30, 2002. For the California Tax-Exempt Fund, the investment advisory fee was 0.15%. Parnassus Investments received net advisory fees totaling $29,490 from the California Tax-Exempt Fund for the six months ended June
     30, 2002.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $126,983 for the six months ended June 30, 2002. The transfer agent fee was $2.70 per month per account (for an aggregate amount of $86,983 for the six months ended June 30, 2002) and the fund administration fee was $6,667 per month (for an aggregate amount of $40,000 for the six months ended June 30, 2002).

     Equity Income Fund: Included in the statement of operations under the caption "Custody fees" are expenses totaling $14,079 for the six months ending June 30, 2002. Included in the statement of operations under the caption "Reports to shareholders" are expenses totaling $10,448 for the six months ending June 30, 2002. Included in the statement of operations under the caption "Professional fees" are expenses totaling $43,546 for the six months ending June 30, 2002. Included in the statement of operations under the caption "Trustee fees and expenses" are expenses totaling $66 for the six months ending June 30, 2002.

THE PARNASSUS INCOME TRUST

     Included in the statement of operations under the caption "Other expenses" are expenses totaling $550 for the six months ending June 30, 2002. These amounts, in aggregate, are $68,689 and were paid by a third-party broker-dealer on behalf of the Equity Income Fund .

     Jerome L. Dodson is the President of the Trust and is the majority stockholder of Parnassus Investments.

6.   Geographic and Industry Concentration Risk Factors

     The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

7.   Financial Highlights

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2002, and for each of the five years ended December 31 are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 June 30, 2002
     Equity Income Fund                            (unaudited)       2001       2000      1999      1998      1997
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year               $22.50    $ 21.48     $23.13   $20.13     $20.68     $18.56
------------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
     Net investment income                                0.13      0.67        0.33     0.24       0.75       0.79
     Net realized and unrealized gain on securities     (1.22)       1.43       1.06     4.26       1.49       2.86
------------------------------------------------------------------------------------------------------------------------------------
       Total income from investment operations          (1.09)       2.10       1.39     4.50       2.24       3.65
------------------------------------------------------------------------------------------------------------------------------------
     Distributions:
     Dividends from net investment income               (0.22)     (0.45)     (0.36)    (0.26)     (0.73)    (0.79)
     Distributions from net realized gains                  .--    (0.63)     (2.68)    (1.24)     (2.06)    (0.74)
       Total distributions                              (0.22)     (1.08)     (3.04)    (1.50)     (2.79)    (1.53)
     Net asset value at end of period                   $21.19     $22.50    $ 21.48   $23.13     $20.13     $20.68
     Total return                                      (4.91%)      9.97%      6.36%    22.78%     11.05%    20.15%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*   0.96%      1.00%      0.97%     1.08%      1.05%     1.05%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments             .--     0.18%      0.18%     0.19%      0.24%     0.30%
     Decrease reflected in the above expense ratios due
       to expense subsidies                              0.10%         .--        .--       .--        .--       .--
     Ratio of net investment income to average net assets1.19%      3.10%      1.34%     1.09%      2.30%     4.04%
------------------------------------------------------------------------------------------------------------------------------------
     Portfolio turnover rate                           114.87%     86.78%     97.42%    39.53%    166.32%    34.12%
------------------------------------------------------------------------------------------------------------------------------------
     Net assets, end of period (000's)                $157,558   $ 85,501   $ 55,421  $ 45,999   $ 40,903  $ 38,847
------------------------------------------------------------------------------------------------------------------------------------


THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
                                                 June 30, 2002
     Fixed-Income Fund                             (unaudited)       2001       2000     1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year               $14.94     $14.19     $14.49   $15.98     $16.04     $15.43
------------------------------------------------------------------------------------------------------------------------------------
     Income from investment operations:
     Net investment income                                0.39     0.87         0.89     0.81       0.84       0.90
     Net realized and unrealized gain (loss) on securities0.15      0.72      (0.29)    (1.49)      0.25       0.67
       Total income from investment operations            0.54       1.59       0.60    (0.68)      1.09       1.57
     Distributions:
     Dividends from net investment income               (0.41)     (0.84)     (0.90)    (0.81)     (0.85)    (0.89)
     Distributions from net realized gains                  .--        .--        .--       .--    (0.30)    (0.07)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions                              (0.41)     (0.84)     (0.90)    (0.81)     (1.15)    (0.96)
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at end of period                   $15.07   $ 14.94      $14.19   $14.49     $15.98     $16.04
------------------------------------------------------------------------------------------------------------------------------------
     Total return                                        3.66%     11.31%      4.32%   (4.32%)      6.97%    10.60%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*   0.82%      0.83%      0.78%     0.87%      0.79%     0.82%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments          0.30%      0.32%      0.35%     0.36%      0.40%     0.43%
     Ratio of net investment income to average net assets5.24%      5.84%      6.18%     5.36%      4.92%     5.79%
     Portfolio turnover rate                            32.71%     21.19%     19.19%    13.47%     44.98%    17.15%
     Net assets, end of period (000's)                 $14,883   $ 12,947   $ 10,309  $ 11,006   $ 11,482 $   9,683



------------------------------------------------------------------------------------------------------------------------------------
                                                  June 30, 2002
     California Tax-Exempt Fund                    (unaudited)       2001       2000      1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year               $16.90    $16.90      $15.82   $16.88     $16.72     $16.02
------------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
     Net investment income                                0.32      0.70        0.72     0.72       0.75      0.74
     Net realized and unrealized gain (loss) on securities0.07     (0.18)       1.10    (1.05)      0.26       0.71
       Total income from investment operations            0.39      0.52        1.82    (0.33)      1.01       1.45
     Distributions:
     Dividends from net investment income               (0.35)    (0.70)      (0.71)    (0.72)     (0.75)    (0.75)
     Distributions from net realized gains                  .--    (0.11)     (0.03)    (0.01)     (0.10)        .--
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                              (0.35)     (0.81)     (0.74)    (0.73)     (0.85)    (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
     Net asset value at end of period                   $16.94    $16.61      $16.90   $15.82     $16.88     $16.72
-----------------------------------------------------------------------------------------------------------------------------------
     Total return                                        4.13%      3.09%     11.75%   (2.01%)      6.12%     9.33%
     Ratios/supplemental data:
     Ratio of expenses to average net assets (actual)*   0.89%      0.65%      0.52%     0.70%      0.67%     0.67%
     Decrease reflected in the above expense ratios due
       to undertakings by Parnassus Investments          0.20%      0.20%      0.25%     0.25%      0.30%     0.32%
     Ratio of net investment income to average net assets3.90%      4.19%      4.27%     4.42%      4.43%     4.69%
     Portfolio turnover rate                             2.33%     23.14%      8.13%     1.75%      9.40%    10.00%
     Net assets, end of period (000's)                $ 20,371  $ 18,891    $ 17,186 $   7,777  $   7,342 $   6,520

     * Parnassus Investments has agreed to a 1.07% limit on expenses for the Equity Income Fund and 0.87% for the Fixed-Income and 0.75% for the California Tax-Exempt Funds (See Note 5 for details). Certain fees were waived for the six months ended June 30, 2002, and for the years ended December 31, 2001, 2000, 1999, 1998, and 1997.


                           The Parnassus Income Trust
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com


                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                             San Francisco, CA 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                             San Francisco, CA 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105


                         This report must be preceded or
                      accompanied by a current prospectus.